UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue

Oklahoma City, Oklahoma 73102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 429-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 29, 2015, CEBA Midstream, LP (formerly known as MidCon Midstream, LP and referred to herein as, the “Partnership”), a wholly-owned subsidiary of SandRidge Energy, Inc., received a favorable private letter ruling (the “PLR”) from the U.S. Internal Revenue Service providing that gross income earned by the Partnership from gathering, transporting, processing, treating and disposing of saltwater produced in the exploration and production of oil and natural gas constitutes “qualifying income” under section 7704(d)(1)(E) of the Internal Revenue Code of 1986, as amended. In order for the Partnership to be treated as a partnership for U.S. federal income tax purposes following an initial public offering of its limited partner interests, at least 90% of its gross income must be “qualifying income.”

The Partnership previously filed a Registration Statement on Form S-1 on October 24, 2014 (the “Registration Statement”) and Amendment No. 1 to the Registration Statement on December 18, 2014 relating to its proposed initial public offering of common units representing limited partner interests in the Partnership. The Partnership is a Delaware limited partnership recently formed by SandRidge Energy, Inc. (“Sandridge”) to own, operate, acquire and develop assets used to gather, process and dispose of saltwater produced alongside oil and natural gas.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Note to Investors—This Current Report on Form 8-K contains certain forward-looking statements that are based on current plans and expectations and are subject to various risks and uncertainties. Our business and any offering may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond our control. These factors include, but are not limited to, changes to business plans as circumstances warrant and limited partner interests of the Partnership may not ultimately be offered to the public because of general market conditions or other factors.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2015

SANDRIDGE ENERGY, INC.
(Registrant)

By:	/s/ Philip T. Warman
Name:	Philip T. Warman
Title:	Senior Vice President, General Counsel and Corporate Secretary

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